SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2012
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-38806
(Commission File Number)

98-0461623
(I.R.S. Employer Identification No.)

2500 Wilcrest Drive, Suite 405,
Houston, Texas 77042
(Address of principal executive offices)

(713) 784-2446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as February 15, 2012, Mr. Henry Kloepper resigned as a director of Mogul Energy International, Inc. (the “Company”). Mr. Kloepper’s resignation was not due to any disagreement between him and the Company.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 15, 2012, the Company held a special meeting of its shareholders (the “Special Meeting”) to consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to effect a 1-for-5 reverse split (the “Reverse Split”) of the issued and outstanding shares of the Company’s common stock, with all fractional shares being rounded up to the nearest whole share, and to transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting. A total of 41,210,714 shares were present at the Special Meeting, of which 19,195,987 were “broker non-votes,” which, according to the Company’s bylaws, are counted for the purpose of determining whether a quorum is present but not for determining whether a proposal passes. The results of the Special Meeting were as follows:

1. Amend the Company’s Certificate of Incorporation to effect the Reverse Split:

For	% For	Against	% Against	Abstain	% Abstain
22,014,727	100	0	0	0	0

2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting:

For	% For	Against	% Against	Abstain	% Abstain
21,934,727	99.6	0	0	80,000	0.04

The Board of Directors set the effective date of the Reverse Split at February 27, 2011, subject to regulatory approval (the “Effective Date”), and the record date for determining the shareholders eligible for an exchange of shares pursuant to the Reverse Split was set as of January 6, 2012.

The Company intends to file Certificate of Amendment with the Secretary of State of the State of Nevada on February 27, 2012. The Company is also applying to the CUSIP Service Bureau for a new CUSIP number for its post-Reverse Split common stock and will file a notice with the Financial Industry Regulatory Authority pursuant to Rule 10b-17 with respect to the Reverse Split.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01  Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

SECTION 9.  Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 17, 2012.

Mogul Energy International, Inc.

By: /s/ Timothy Turner
Timothy Turner
President and Chief Executive Officer